SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2004


                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                              000-25207 59-3538257
          (Commission File Number) (I.R.S. Employer Identification No.)

                                200 Public Square
                               Cleveland, OH 44114
          (Address of principal executive offices, including ZIP code)

                                 (216) 241-2555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

        99.1 Press Release, dated May 14, 2004, issued by Davel Communications, Inc.


ITEM 9. REGULATION FD DISCLOSURE

          On May 14, 2004, Davel Communications, Inc. issued a press release announcing the operating results for the quarter ended March 31, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 14, 2004


                                                  DAVEL COMMUNICATIONS, INC.



                                                  By: /s/ Donald L. Paliwoda
                                                      --------------------------
                                                  Name:  Donald L. Paliwoda
                                                  Title: Chief Financial Officer


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                                  EXHIBIT LIST

Exhibit
  No.    Description
-------  -----------

 99.1    Press Release, dated May 14, 2004, issued by Davel Communications, Inc.